UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22881

American Funds Developing World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: February 29, 2016

Michael W. Stockton

American Funds Developing World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Developing World Growth and Income FundSM
Investment portfolio
February 29, 2016
unaudited
Common stocks 90.29% Financials 19.85%	Shares	Value (000)
Fibra Uno Administración, SA de CV	20,168,200	$42,083
First Gulf Bank PJSC[1]	11,899,338	41,313
Discovery Ltd.[1]	4,892,366	35,127
China Vanke Co. Ltd., Class H1	14,238,000	32,017
Union National Bank PJSC[1]	25,685,940	25,853
Moscow Exchange MICEX-RTS PJSC[1]	19,458,889	25,570
China Pacific Insurance (Group) Co., Ltd., Class H1	6,792,000	22,051
Barclays Africa Group Ltd.[1]	2,543,504	21,647
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	5,632,350	16,299
Akbank TAS[1]	6,390,635	15,913
China Overseas Land & Investment Ltd.[1]	4,784,000	14,178
Shinhan Financial Group Co., Ltd.[1]	346,637	10,614
BDO Unibank, Inc.[1]	4,906,240	10,213
Grupo Financiero Inbursa, SAB de CV	5,620,500	10,038
AIA Group Ltd.[1]	1,771,200	9,018
Siam Commercial Bank PCL[1]	2,263,800	8,791
Banco Bradesco SA, preferred nominative (ADR)	1,605,200	8,508
Mapletree Greater China Commercial Trust[1]	11,070,300	7,157
ICICI Bank Ltd.[1]	2,329,430	6,530
Sberbank of Russia[1]	3,235,447	4,565
Itaú Unibanco Holding SA, preferred nominative (ADR)	433,785	2,733
		370,218
Consumer staples 14.31%
Unilever PLC[1]	1,335,700	57,169
Thai Beverage PCL[1]	55,467,000	27,615
Nestlé SA1	363,397	25,453
Carlsberg A/S1	282,087	24,316
Philip Morris International Inc.	251,400	22,885
Shoprite Holdings Ltd.[1]	2,138,408	20,713
British American Tobacco PLC[1]	364,200	19,825
Danone SA1	270,894	18,792
PZ Cussons PLC[1]	3,677,500	13,245
Diageo PLC[1]	506,000	13,014
Olam International Ltd.[1]	8,761,600	9,939
Mead Johnson Nutrition Co.	133,200	9,825
SABMiller PLC[1]	71,300	4,142
		266,933
Consumer discretionary 11.71%
Astra International Tbk PT1	104,436,800	53,090
Sands China Ltd.[1]	7,387,200	25,680
Matahari Department Store Tbk PT1	17,268,500	23,851
Stella International Holdings Ltd.[1]	8,102,000	19,937
Grupo Sanborns, SAB de CV, Series B1	14,235,410	18,892
PT Surya Citra Media Tbk[1]	86,277,700	18,732
Hyundai Motor Co., Series 2[1]	163,432	13,586
American Funds Developing World Growth and Income Fund — Page 1 of 7

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Hyundai Motor Co.[1]	34,794	$4,161
Merida Industry Co., Ltd.[1]	2,683,350	12,246
Wynn Macau, Ltd.[1]	7,722,000	8,878
Minth Group Ltd.[1]	4,910,000	8,876
Chow Sang Sang Holdings International Ltd.[1]	3,784,000	5,335
Great Wall Motor Co. Ltd., Class H1	7,243,500	5,224
		218,488
Information technology 11.54%
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	14,538,000	65,437
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	471,200	11,097
Delta Electronics, Inc.[1]	11,693,407	47,223
Lenovo Group Ltd.[1]	26,728,000	22,409
Quanta Computer Inc.[1]	10,325,000	17,354
Broadcom Ltd.	120,400	16,130
Accenture PLC, Class A	113,000	11,329
VTech Holdings Ltd.[1]	746,600	8,370
MercadoLibre, Inc.	56,400	5,739
Infosys Ltd.[1]	333,800	5,285
Catcher Technology Co., Ltd.[1]	631,000	4,922
		215,295
Telecommunication services 8.29%
HKT Trust and HKT Ltd., units[1]	27,460,960	37,989
América Móvil, SAB de CV, Series L (ADR)	2,708,800	36,731
Globe Telecom, Inc.[1]	700,505	26,101
Singapore Telecommunications Ltd.[1]	8,245,700	21,868
Bharti Airtel Ltd.[1]	4,005,771	18,459
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	29,672,300	7,261
MegaFon PJSC (GDR)[1]	527,095	6,155
		154,564
Industrials 7.73%
CCR SA, ordinary nominative	8,672,300	27,277
SEEK Ltd.[1]	1,926,052	21,345
CTCI Corp.[1]	16,667,000	18,800
BTS Rail Mass Transit Growth Infrastructure Fund[1]	52,714,700	15,976
Edenred SA1	711,501	12,482
IJM Corp. Bhd.[1]	15,083,400	12,298
AirTAC International Group[1]	2,297,250	11,722
Haitian International Holdings Ltd.[1]	8,335,000	11,130
Beijing Enterprises Holdings Ltd.[1]	1,590,500	7,392
Yungtay Engineering Co., Ltd.[1]	3,948,000	5,676
		144,098
Energy 4.43%
Coal India Ltd.[1]	7,189,190	32,755
Oil Search Ltd.[1]	5,012,787	23,877
Türkiye Petrol Rafinerileri AS1,2	655,826	16,741
Tenaris SA (ADR)	262,900	5,686
Rosneft Oil Company OJSC (GDR)[1]	935,700	3,503
		82,562
American Funds Developing World Growth and Income Fund — Page 2 of 7

unaudited
Common stocks Materials 3.69%	Shares	Value (000)
Alrosa PJSC[1]	25,135,753	$23,156
First Quantum Minerals Ltd.	3,931,100	14,324
LafargeHolcim Ltd.[1]	321,361	12,692
Vale SA, Class A, preferred nominative	5,488,967	11,701
Vale SA, Class A, preferred nominative (ADR)	14,800	32
Potash Corp. of Saskatchewan Inc. (CAD denominated)	408,000	6,915
		68,820
Health care 2.71%
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H1	12,465,500	28,880
Shanghai Pharmaceutical (Group) Co., Ltd., Class H1	7,598,500	13,727
Kalbe Farma Tbk PT1	82,088,500	7,978
		50,585
Utilities 2.27%
Glow Energy PCL[1]	8,690,800	19,696
Enersis SA (ADR)	1,086,400	13,732
AES Corp.	920,600	9,022
		42,450
Miscellaneous 3.76%
Other common stocks in initial period of acquisition		70,068
Total common stocks (cost: $2,143,431,000)		1,684,081
Preferred securities 0.56% Miscellaneous 0.56%
Other preferred securities in initial period of acquisition		10,384
Total preferred securities (cost: $10,800,000)		10,384
Rights & warrants 2.07% Consumer staples 2.07%
Savola Group Co., warrants, expire 2017[1,3]	2,454,700	25,151
Shanghai Jahwa United Co., Ltd., Class A, warrants, expire 2016[1,3]	3,000,000	13,467
Total rights & warrants (cost: $66,424,000)		38,618
Convertible bonds 0.20% Miscellaneous 0.20%	Principal amount (000)
Other convertible bonds in initial period of acquisition		3,734
Total convertible bonds (cost: $6,257,000)		3,734
Bonds, notes & other debt instruments 1.25% Corporate bonds & notes 0.89% Telecommunication services 0.35%
América Móvil, SAB de CV 2.375% 2016	$ 6,488	6,518
Industrials 0.35%
Lima Metro Line Finance Ltd. 5.875% 2034[3,4]	6,795	6,447
American Funds Developing World Growth and Income Fund — Page 3 of 7

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy 0.19%	Principal amount (000)	Value (000)
YPF Sociedad Anónima 8.50% 2025[3]	$3,650	$3,570
Total corporate bonds & notes		16,535
U.S. Treasury bonds & notes 0.36% U.S. Treasury 0.36%
U.S. Treasury 0.50% 2016	6,700	6,703
Total U.S. Treasury bonds & notes		6,703
Total bonds, notes & other debt instruments (cost: $23,667,000)		23,238
Short-term securities 5.20%
American Honda Finance Corp. 0.52% due 4/21/2016	25,000	24,984
Freddie Mac 0.27% due 3/7/2016	12,300	12,299
General Electric Co. 0.30% due 3/1/2016	29,800	29,800
Québec (Province of) 0.40% due 4/5/2016[3]	30,000	29,989
Total short-term securities (cost: $97,069,000)		97,072
Total investment securities 99.57% (cost: $2,347,648,000)		1,857,127
Other assets less liabilities 0.43%		7,970
Net assets 100.00%		$1,865,097
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $31,307,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 2/29/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Brazilian reais	3/24/2016	Bank of America, N.A.	$2,179	BRL8,700	$27
British pounds	3/21/2016	Bank of America, N.A.	$18,790	£13,150	486
Turkish lira	3/18/2016	Bank of America, N.A.	$905	TRY2,703	(2)
					$511

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $1,384,283,000, which represented 74.22% of the net assets of the fund. This amount includes $1,345,665,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $78,624,000, which represented 4.22% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
American Funds Developing World Growth and Income Fund — Page 4 of 7

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
American Funds Developing World Growth and Income Fund — Page 5 of 7

unaudited
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of February 29, 2016 (dollars in thousands):
	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$79,661	$290,557	$—	$370,218
Consumer staples	32,710	234,223	—	266,933
Consumer discretionary	18,892	199,596	—	218,488
Information technology	44,295	171,000	—	215,295
Telecommunication services	36,731	117,833	—	154,564
Industrials	27,277	116,821	—	144,098
Energy	5,686	76,876	—	82,562
Materials	32,972	35,848	—	68,820
Health care	—	50,585	—	50,585
Utilities	22,754	19,696	—	42,450
Miscellaneous	37,438	32,630	—	70,068
Preferred securities	10,384	—	—	10,384
Rights & warrants	—	38,618	—	38,618
Convertible bonds	—	3,734	—	3,734
Bonds, notes & other debt instruments	—	23,238	—	23,238
Short-term securities	—	97,072	—	97,072
Total	$348,800	$1,508,327	$—	$1,857,127

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$513	$—	$513
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2)	—	(2)
Total	$—	$511	$—	$511
*	Securities with a value of $1,345,665,000, which represented 72.15% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.
American Funds Developing World Growth and Income Fund — Page 6 of 7

unaudited
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$37,476
Gross unrealized depreciation on investment securities	(528,018)
Net unrealized depreciation on investment securities	(490,542)
Cost of investment securities	2,347,669

Key to abbreviations and symbol
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
CAD = Canadian dollars
£ = British pounds
TRY = Turkish lira
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-100-0416O-S49119	American Funds Developing World Growth and Income Fund — Page 7 of 7

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS DEVELOPING WORLD GROWTH AND INCOME FUND

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Shaw B. Wagener
Shaw B. Wagener, Vice Chairman, President and Principal Executive Officer

Date: April 28, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: April 28, 2016